UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 23, 2021

Brookfield Property REIT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Stock, par value $.01 per share	BPYU	Nasdaq Global Select Market
6.375% Series A Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share	BPYUP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 23, 2021, Brookfield Property Partners L.P. (“BPY”) issued a press release announcing that in connection with Brookfield Asset Management Inc.’s (“BAM”) acquisition of all of the limited partnership units of BPY (the “Transaction”), holders of Brookfield Property REIT Inc.’s class A stock, par value $0.01 per share (“Class A Stock”), will receive $12.38 in cash, 0.0913 of a BAM class A limited voting share and 0.0657 of a BPY preferred unit with a liquidation preference of $25.00 per unit in the automatic exchange (the “Exchange”) for each outstanding share of Class A Stock. It is anticipated that the Transaction will close and the Exchange will take place on July 26, 2021, subject to the satisfaction of certain closing conditions customary in a transaction of this nature. The BPY press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 23, 2021.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PROPERTY REIT INC.

Date: July 23, 2021	By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Secretary

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